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                                                                    Exhibit 23.2

                              ARTHUR ANDERSEN LLP

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our report dated January 19, 1999, incorporated by reference in this Form 10-K, into the Company's previously filed Form S-8 Registration Statement No. 333-36087.


                                          /s/ Arthur Andersen LLP


Lancaster, Pa.,
  March 19, 1999